Exhibit 10.2

AMENDMENT NO. 1 TO
PURCHASE AND SALE AGREEMENT

AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT, dated as of May 4, 2018 (the “Amendment”), is among HILL-ROM COMPANY, INC., an Indiana corporation (“Hill-Rom”), as initial Servicer (in such capacity, the “Servicer”), each of the Originators party to the Agreement (as defined below) (each, an “Originator” and collectively, the “Originators”), and HILL-ROM FINANCE COMPANY LLC, a Delaware limited liability company, as buyer (the “Buyer”).

W I T N E S S E T H:

WHEREAS, the Servicer, the Originators and the Buyer have heretofore entered into that certain Purchase and Sale Agreement, dated as of May 5, 2017 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Agreement”);

WHEREAS, concurrently herewith, the Buyer and the Servicer are entering into that certain Amendment No. 1 to Loan and Security Agreement, dated as of the date hereof (the “LSA Amendment”), among the Buyer, the Servicer, MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a group agent, as a committed lender and as the administrative agent (in such capacity, “Administrative Agent”); and

WHEREAS, the parties hereto wish to modify the Agreement upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:

A G R E E M E N T:

1.          Definitions.  Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Agreement.

2.          Amendment to the Agreement.  The Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.

3.          Conditions to Effectiveness.  This Amendment shall be effective as of the date hereof, concurrently with the effectiveness of the LSA Amendment, upon satisfaction of the following conditions precedent:

  (a)          Execution of the Amendment.  The Administrative Agent shall have received a counterpart of this Amendment duly executed by each of the other parties hereto.

  (b)          Execution of A&R Subordinated Notes.  The Administrative Agent shall have received a copy of an executed amended and restated Subordinated Note issued to each Originator.

  (c)          Cancelation of Original Subordinated Notes.  The Buyer shall have received the original Subordinated Note issued by the Buyer to each Originator on the Closing Date and the Administrative Agent shall have received evidence that each such original Subordinated Note has been cancelled.

  (d)          No Defaults.  No Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default shall have occurred and be continuing either immediately before or immediately after giving effect to this Amendment, the LSA Amendment and the Subordinated Note Financing Documents.

  (e)          Representations and Warranties True.  The representations and warranties contained in the Agreement and in this Amendment shall be true and correct in all material respects (except that any representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects) both as of the date hereof and immediately after giving effect to this Amendment, the LSA Amendment and the Subordinated Note Financing Documents, unless such representations and warranties by their terms refer to an earlier date, in which case they are true and correct in all material respects (except that any such representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date.

4.          Certain Representations and Warranties.  Each of Hill-Rom, the Servicer and each Originator represents and warrants to the Buyer and the Group Agent, the Committed Lender and the Administrative Agent as follows:

  (a)          Representations and Warranties.  The representations and warranties made by such party in the Agreement and in any other Transaction Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of the date hereof both immediately before and immediately after giving effect to this Amendment, the LSA Amendment and the Subordinated Note Financing Documents, unless such representations and warranties by their terms refer to an earlier date, in which case they are true and correct in all material respects (except that any such representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date.

  (b)          Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such party of this Amendment are within its corporate powers, have been duly authorized by all necessary action, and do not: (1) contravene its organizational documents; (2) conflict with, result in any breach or (without notice or lapse of time or both) a default under any indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, if such conflict, breach or default could reasonably be expected to have a Material Adverse Effect, or (3) violate any Applicable Law applicable to it or any of its properties if such violation of Applicable Law could reasonably be expected to have a Material Adverse Effect.

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  (c)          Validity, etc. This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance, or other similar Applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and implied covenants of good faith and fair dealing.

  (d)          No Defaults.  No Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing either immediately before or immediately after giving effect to this Amendment, the LSA Amendment and the Subordinated Note Financing Documents.

5.          Consent.  Each of the parties hereto hereby consent to the filing, by or on behalf of each Originator and the Buyer, and at each Originator’s and the Buyer’s sole expense, of the UCC-3 Financing Statement Amendments, in substantially the form attached hereto as Exhibit B.

6.          Reference to, and Effect on the Agreement and the Transaction Documents.

  (a)          The Agreement (except as specifically amended herein) shall remain in full force and effect and the Agreement and each of the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto.

  (b)          On and after the execution and delivery of this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Agreement, and each reference in any other Transaction Document to “the Purchase and Sale Agreement”, “thereunder”, “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.

  (c)          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Buyer, the Administrative Agent, the Group Agent or the Committed Lender under, nor constitute a waiver of any provision of, the Agreement or any other Transaction Document.

  (d)          To the extent that the consent of any party hereto, in any capacity, is required under the Transaction Documents or any other agreement entered into in connection with the Transaction Documents with respect to any of the amendments set forth herein, such party hereby grants such consent.

7.          Further Assurances.  Each of the Originators, the Servicer and the Buyer hereby agrees to do, at the Originators’ expense, all such things and execute all such documents and instruments as the Administrative Agent or the Buyer may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.

8.          Transaction Document.  This Amendment shall be a Transaction Document under (and as defined in) the Agreement.

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9.          Costs and Expenses. Each Originator, jointly and severally, agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by Buyer and any Affected Party in connection with the preparation, negotiation, execution and delivery of this Amendment and the LSA Amendment, including the reasonable Attorney Costs for the Administrative Agent and the other Credit Parties with respect thereto.

10.         Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns and shall also inure to the benefit of the parties to the Loan and Security Agreement.

11.         Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

12.         GOVERNING LAW.  THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

13.         CONSENT TO JURISDICTION.  EACH ORIGINATOR AND BUYER HEREBY ACKNOWLEDGES AND AGREES THAT IT IRREVOCABLY (I) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, (II) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (III) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

14.          Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.          Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

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16.          Consent.  Reference is hereby made to Section 7(f)(i) of each Subordinated Note (such provision, the “Anti-Assignability Provision”).  Notwithstanding each Anti-Assignability Provision, the Administrative Agent hereby consents to the Adverse Claims of the Subordinated Note Financier in each Subordinated Note that arise pursuant to any Subordinated Note Financing Document, so long as the Subordinated Note Financier is then party to the No Petition Agreement.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HILL-ROM COMPANY, INC.,
as an Originator and as Servicer

By:	/s/ Steven J. Strobel
Name:	Steven J. Strobel
Title:	Senior Vice President and
Chief Financial Officer

HILL-ROM MANUFACTURING, INC.,
as an Originator

By:	/s/ Steven J. Strobel
Name:	Steven J. Strobel
Title:	Senior Vice President and
Chief Financial Officer

HILL-ROM FINANCE COMPANY LLC,
as Buyer

By:	/s/ Steven J. Strobel
Name:	Steven J. Strobel
Title:	Senior Vice President and
Chief Financial Officer

Amendment No. 1 to PSA
(Hill-Rom)

S-1

ACKNOWLEDGED AND AGREED:

MUFG BANK, LTD.,
as Administrative Agent

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

Amendment No. 1 to PSA
(Hill-Rom)

S-2

EXHIBIT A

(attached)

Exhibit A

EXHIBIT B

(attached)

Exhibit B

 UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER 1b. 201700003864445 filed 05/08/2017 This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement 3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 5. PARTY INFORMATION CHANGE: Check one of these two boxes: This Change affects Debtor or Secured Party of record ANDCheck one of these three boxes to: CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ADD name: Complete item DELETE name: Give record name 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 6a. ORGANIZATION'S NAME The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent OR 6b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: 7a. ORGANIZATION'S NAME MUFG Bank, Ltd., as Administrative Agent OR 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 1221 Avenue of the Americas New York NY 10020 USA 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor 9a. ORGANIZATION'S NAME The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent OR 9b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA: File with IN-SOS #728111424 Debtor: Hill-Rom Company, Inc. #17534893-4 FILE FIRST International Association of Commercial Administrators (IACA) FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER 1b. 201700003864445 filed 05/08/2017 This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement 3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 5. PARTY INFORMATION CHANGE: Check one of these two boxes: This Change affects Debtor or Secured Party of record ANDCheck one of these three boxes to: CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ADD name: Complete item DELETE name: Give record name 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 6a. ORGANIZATION'S NAME Hill-Rom Company, Inc. OR 6b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: 7a. ORGANIZATION'S NAME Hill-Rom Company, Inc. OR 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 130 E. Randolph Street, Suite 1000 Chicago IL 60601 USA 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor 9a. ORGANIZATION'S NAME MUFG Bank, Ltd., as Administrative Agent OR 9b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA: File with IN-SOS #728111462 Debtor: Hill-Rom Company, Inc. #17534893-5 FILE SECOND International Association of Commercial Administrators (IACA) FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER 1b. 201700003864445 filed 05/08/2017 This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement 3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 5. PARTY INFORMATION CHANGE: Check one of these two boxes: This Change affects Debtor or Secured Party of record ANDCheck one of these three boxes to: CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ADD name: Complete item DELETE name: Give record name 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 6a. ORGANIZATION'S NAME OR 6b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: 7a. ORGANIZATION'S NAME OR 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral: See Exhibit A for a collateral description, attached hereto and made a part hereof, consisting of 5 pages. This financing statement, together with Exhibit A, is a total of 6 pages. 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor 9a. ORGANIZATION'S NAME MUFG Bank, Ltd., New York Branch, as Administrative Agent OR 9b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA: File with IN-SOS #728111460 Debtor: Hill-Rom Company, Inc. #17534893-6 FILE THIRD International Association of Commercial Administrators (IACA) FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) Exhibit A to Financing Statement Debtor/Seller: Hill-Rom Company, Inc. 130 E. Randolph Street, Suite 1000 Chicago, IL 60601 Assignor Secured Party/Buyer: Hill-Rom Finance Company LLC 130 E. Randolph Street, Suite 1000 Chicago, IL 60601 Total Assignee of Assignor SecuredParty/Buyer (“Total Assignee”): MUFG Bank, Ltd., as Administrative Agent 1221 Avenue of the Americas New York, New York 10020 The collateral covered by this financing statement is all of the Debtor/Seller’s right, title and interest in, to and under the following property, whether now owned or existing, hereafter acquired or arising, or in which the Debtor/Seller now or hereafter has any rights, and wheresoever located: The Receivables, the Related Assets and all the proceeds of all of the foregoing. The following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined. “Advanced Respiratory Division” means the Advanced Respiratory Division of Debtor/Seller. “Collections” means, with respect to any Pool Receivable: (a) all funds that are received by any Originator, Assignor Secured Party/Buyer, Servicer or any other Person on their behalf in payment of any amounts owed or payable in respect of such Pool Receivable (including purchase price, finance charges, interest and all other charges), or applied to amounts owed or payable in respect of such Pool Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of any related Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon), (b) all Deemed Collections, (c) all proceeds of all Related Security with respect to such Pool Receivable and (d) all other proceeds of such Pool Receivable. “Contract” means, with respect to any Receivable, the contract or contracts (including any purchase order or invoice), between Debtor/Seller and an Obligor, pursuant to which such Receivable arises or which evidences such Receivable. A “related” Contract with respect to a Pool Receivable means a Contract under which such Pool Receivable arises or which is relevant to the collection or enforcement of such Receivable. Page 1 of 5 727991806 17534893 “Deemed Collections” means Collections deemed to have been received by an Originator pursuant to the Loan and Security Agreement. “Excluded Receivable” means any Receivable (without giving effect to the exclusion of “Excluded Receivable” from the definition thereof), that satisfies each of the following criteria: (i) such Receivable was generated by the Advanced Respiratory Division in connection with the sale of goods to individuals, (ii) such Receivable is payable in thirteen installments by either an individual or by Medicare or Medicaid and (iii) such Receivable is payable either to the Subject Account or any other account that does not constitute a Lock-Box Account. “Fee Letter” means those certain fee letters signed by the Assignor Secured Party/Buyer and the Servicer in connection with the Loan and Security Agreement. “Governmental Authority” means any government or political subdivision or any agency, authority, bureau, regulatory body, court, central bank, commission, department or instrumentality of any such government or political subdivision, or any other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of a government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic (including any supra-national bodies such as the European Union or the European Central Bank). “Hill-Rom Party” means Debtor/Seller, the Servicer, the Assignor Secured Party/Buyer, the Parent, each Originator and the Performance Guarantor. “Loan and Security Agreement” means the Loan and Security Agreement dated as May 5, 2017 (as amended, restated, modified or otherwise supplemented from time to time) among Assignor Secured Party/Buyer, as borrower, Servicer, the Persons from time to time party thereto as lenders and as group agents, and Total Assignee, as administrative agent. “Lock-Box Accounts” means each of the accounts (and any related lock-box or post office box) specified in the Loan and Security Agreement maintained at a Lock-Box Bank in the name of Assignor Secured Party/Buyer. “Lock-Box Agreement” means a valid and enforceable agreement in form and substance reasonably satisfactory to Total Assignee, among Assignor Secured Party/Buyer, Servicer, Total Assignee and any Lock-Box Bank, whereupon Assignor Secured Party/Buyer, as sole owner of the related Lock-Box Account(s) and the customer of the related Lock-Box Bank in respect of such Lock-Box Account(s), shall transfer to Total Assignee exclusive dominion and control over and otherwise perfect a first-priority security interest in, such Lock-Box Account(s) and the cash, instruments or other property on deposit or held therein. “Lock-Box Bank” means any bank at which Assignor Secured Party/Buyer maintains one or more Lock-Box Accounts. Page 2 of 5 727991806 17534893 “Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. Secs. 1396 et seq.) and any statutes succeeding thereto. “Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. Secs. 1395 et seq.) and any statutes succeeding thereto. “Obligor” means any Person obligated to make payments with respect to a Receivable, including (i) any related advertiser or any advertising agency, agent or licensee of such advertiser or (ii) any guarantor thereof or co-obligor. “Originator” means the Debtor/Seller and each other Person from time to time party to the Purchase and Sale Agreement, as an originator. “Parent” means Hill-Rom Holdings, Inc., an Indiana corporation. “Performance Guarantor” means the Parent. “Performance Guaranty” means the Performance Guaranty, dated as of May 5, 2017, by the Performance Guarantor in favor of the Total Assignee, as administrative agent, as such agreement may be amended, supplemented or otherwise modified from time to time. “Person” means a natural individual, partnership, sole proprietorship, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, any Governmental Authority or any other entity of whatever nature. “Pool Receivable” means a Receivable in the Receivables Pool. “Purchase and Sale Agreement” means the Purchase and Sale Agreement, dated as of May 5, 2017, among the Servicer, the Originators and the Assignor Secured Party/Buyer, as such agreement may be amended, supplemented or otherwise modified from time to time. “Receivable” means any account receivable or other right to payment from a Person, whether constituting an account, chattel paper, payment intangible, instrument or a general intangible, in each case, arising from the sale of goods, provided or to be provided, or provision of services, rendered or to be rendered, by any Originator pursuant to a Contract, including the right to payment of any interest, finance charges, fees and other payment obligations of such Person with respect thereto provided, however, that “Receivable” does not include any Excluded Receivable. “Receivables Pool” means at any time all then outstanding Receivables sold, purported to be sold or contributed to Assignor Secured Party/Buyer pursuant to the Purchase and Sale Agreement. “Records” means all Contracts and other documents, instruments, books, records, purchase orders, agreements, reports and other information (including computer programs, tapes, disks, other information storage media, data processing software and related property and rights) Page 3 of 5 727991806 17534893 prepared or maintained by any Hill-Rom Party with respect to, or that evidence or relate to, the Pool Receivables, the Obligors of such Pool Receivables, any Related Security or the origination, collection or servicing of any of the foregoing. “Related Assets” means (a) all rights to, but not any obligations under, all Related Security with respect to the Pool Receivables, (b) all Records (but excluding any obligations or liabilities under the Contracts), (c) all Collections in respect of, and other proceeds of, the Pool Receivables or any other Related Security, (d) all other rights or assets pledged, sold or otherwise transferred to Assignor Secured Party/Buyer under the Purchase and Sale Agreement, and (e) all products and proceeds of any of the foregoing. “Related Security” means, with respect to any Receivable: (a) all of Assignor Secured Party/Buyer’s and Debtor/Seller’s interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), the sale of which gave rise to such Receivable; (b) all instruments and chattel paper that may evidence such Receivable; (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto; (d) all of Assignor Secured Party/Buyer’s and Debtor/Seller’s rights, interests and claims under all insurance contracts and insurance payments with respect to, or otherwise allocable to, such Receivable or any property that generated such Receivable; (e) all of Assignor Secured Party/Buyer’s and Debtor/Seller’s rights, interests and claims under the related Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise; (f) all books and records of Assignor Secured Party/Buyer and Debtor/Seller to the extent related to any of the foregoing, including all Records related to the foregoing; and (g) all of Assignor Secured Party/Buyer’s rights, interests and claims under the Purchase and Sale Agreement and the other Transaction Documents. “Servicer” means the Person designated as Servicer under the Loan and Security Agreement and shall include and be deemed to be, as the context requires, a reference to any Person acting as a subservicer pursuant to the Purchase and Sale Agreement. “Subject Account” means the account specified in the Loan and Security Agreement and maintained at the Subject Account Bank in the name of Debtor/Seller. “Subject Account Bank” means PNC Bank, National Association. “Subordinated Note” means each subordinated promissory note issued by an Originator to Assignor Secured Party/Buyer in connection with the Purchase and Sale Agreement. “Transaction Documents” means the Loan and Security Agreement, the Purchase and Sale Agreement, the Lock-Box Agreements, the Fee Letter, each Subordinated Note, the Performance Guaranty and all other certificates, instruments, UCC financing statements, and agreements executed or delivered under or in connection with the Loan and Security Agreement, Page 4 of 5 727991806 17534893 in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Loan and Security Agreement. “UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction. Capitalized terms used herein but not defined have the meanings given to such terms in the Loan and Security Agreement. A purchase of, or security interest in, any collateral described in this financing statement by any entity other than Assignor Secured Party/Buyer or Total Assignee will violate the rights of Total Assignee.  Page 5 of 5 727991806 17534893 UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER 1b. 201700003864667 filed 05/08/2017 This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement 3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 5. PARTY INFORMATION CHANGE: Check one of these two boxes: This Change affects Debtor or Secured Party of record ANDCheck one of these three boxes to: CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ADD name: Complete item DELETE name: Give record name 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 6a. ORGANIZATION'S NAME The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent OR 6b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: 7a. ORGANIZATION'S NAME MUFG Bank, Ltd., as Administrative Agent OR 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 1221 Avenue of the Americas New York NY 10020 USA 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor 9a. ORGANIZATION'S NAME The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent OR 9b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA: File with IN-SOS #728111486 Debtor: Hill-Rom Manufacturing, Inc. #17534893-7 FILE FIRST International Association of Commercial Administrators (IACA) FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER 1b. 201700003864667 filed 05/08/2017 This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement 3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 5. PARTY INFORMATION CHANGE: Check one of these two boxes: This Change affects Debtor or Secured Party of record ANDCheck one of these three boxes to: CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ADD name: Complete item DELETE name: Give record name 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 6a. ORGANIZATION'S NAME Hill-Rom Manufacturing, Inc. OR 6b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: 7a. ORGANIZATION'S NAME Hill-Rom Manufacturing, Inc. OR 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 130 E. Randolph Street, Suite 1000 Chicago IL 60601 USA 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor 9a. ORGANIZATION'S NAME The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent OR 9b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA: File with IN-SOS #728111490 Debtor: Hill-Rom Manufacturing, Inc. #17534893-8 FILE SECOND International Association of Commercial Administrators (IACA) FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER 1b. 201700003864667 filed 05/08/2017 This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement 3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 5. PARTY INFORMATION CHANGE: Check one of these two boxes: This Change affects Debtor or Secured Party of record ANDCheck one of these three boxes to: CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ADD name: Complete item DELETE name: Give record name 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 6a. ORGANIZATION'S NAME OR 6b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: 7a. ORGANIZATION'S NAME OR 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral: See Exhibit A for a collateral description, attached hereto and made a part hereof, consisting of 5 pages. This financing statement, together with Exhibit A, is a total of 6 pages. 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor 9a. ORGANIZATION'S NAME MUFG Bank, Ltd., as Administrative Agent OR 9b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA: File with IN-SOS #728111479 Debtor: Hill-Rom Manufacturing, Inc. #17534893-9 FILE THIRD International Association of Commercial Administrators (IACA) FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) Exhibit A to Financing Statement Debtor/Seller: Hill-Rom Manufacturing, Inc. 130 E. Randolph Street, Suite 1000 Chicago, IL 60601 Assignor Secured Party/Buyer: Hill-Rom Finance Company LLC 130 E. Randolph Street, Suite 1000 Chicago, IL 60601 Total Assignee of Assignor SecuredParty/Buyer (“Total Assignee”): MUFG Bank, Ltd., as Administrative Agent 1221 Avenue of the Americas New York, New York 10020 The collateral covered by this financing statement is all of the Debtor/Seller’s right, title and interest in, to and under the following property, whether now owned or existing, hereafter acquired or arising, or in which the Debtor/Seller now or hereafter has any rights, and wheresoever located: The Receivables, the Related Assets and all the proceeds of all of the foregoing. The following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined. “Advanced Respiratory Division” means the Advanced Respiratory Division of Hill- Rom. “Collections” means, with respect to any Pool Receivable: (a) all funds that are received by any Originator, Assignor Secured Party/Buyer, Servicer or any other Person on their behalf in payment of any amounts owed or payable in respect of such Pool Receivable (including purchase price, finance charges, interest and all other charges), or applied to amounts owed or payable in respect of such Pool Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of any related Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon), (b) all Deemed Collections, (c) all proceeds of all Related Security with respect to such Pool Receivable and (d) all other proceeds of such Pool Receivable. “Contract” means, with respect to any Receivable, the contract or contracts (including any purchase order or invoice), between Debtor/Seller and an Obligor, pursuant to which such Receivable arises or which evidences such Receivable. A “related” Contract with respect to a Pool Receivable means a Contract under which such Pool Receivable arises or which is relevant to the collection or enforcement of such Receivable. Page 1 of 5 727992346 17534893 “Deemed Collections” means Collections deemed to have been received by an Originator pursuant to the Loan and Security Agreement. “Excluded Receivable” means any Receivable (without giving effect to the exclusion of “Excluded Receivable” from the definition thereof), that satisfies each of the following criteria: (i) such Receivable was generated by the Advanced Respiratory Division in connection with the sale of goods to individuals, (ii) such Receivable is payable in thirteen installments by either an individual or by Medicare or Medicaid and (iii) such Receivable is payable either to the Subject Account or any other account that does not constitute a Lock-Box Account. “Fee Letter” means those certain fee letters signed by the Assignor Secured Party/Buyer and the Servicer in connection with the Loan and Security Agreement. “Governmental Authority” means any government or political subdivision or any agency, authority, bureau, regulatory body, court, central bank, commission, department or instrumentality of any such government or political subdivision, or any other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of a government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic (including any supra-national bodies such as the European Union or the European Central Bank). “Hill-Rom” means Hill-Rom Company, Inc., an Indiana corporation. “Hill-Rom Party” means Hill-Rom, the Debtor/Seller, the Servicer, the Assignor Secured Party/Buyer, the Parent, each Originator and the Performance Guarantor. “Loan and Security Agreement” means the Loan and Security Agreement dated as May 5, 2017 (as amended, restated, modified or otherwise supplemented from time to time) among Assignor Secured Party/Buyer, as borrower, Servicer, the Persons from time to time party thereto as lenders and as group agents, and Total Assignee, as administrative agent. “Lock-Box Accounts” means each of the accounts (and any related lock-box or post office box) specified in the Loan and Security Agreement maintained at a Lock-Box Bank in the name of Assignor Secured Party/Buyer. “Lock-Box Agreement” means a valid and enforceable agreement in form and substance reasonably satisfactory to Total Assignee, among Assignor Secured Party/Buyer, Servicer, Total Assignee and any Lock-Box Bank, whereupon Assignor Secured Party/Buyer, as sole owner of the related Lock-Box Account(s) and the customer of the related Lock-Box Bank in respect of such Lock-Box Account(s), shall transfer to Total Assignee exclusive dominion and control over and otherwise perfect a first-priority security interest in, such Lock-Box Account(s) and the cash, instruments or other property on deposit or held therein. Page 2 of 5 727992346 17534893 “Lock-Box Bank” means any bank at which Assignor Secured Party/Buyer maintains one or more Lock-Box Accounts. “Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. Secs. 1396 et seq.) and any statutes succeeding thereto. “Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. Secs. 1395 et seq.) and any statutes succeeding thereto. “Obligor” means any Person obligated to make payments with respect to a Receivable, including (i) any related advertiser or any advertising agency, agent or licensee of such advertiser or (ii) any guarantor thereof or co-obligor. “Originator” means the Debtor/Seller and each other Person from time to time party to the Purchase and Sale Agreement, as an originator. “Parent” means Hill-Rom Holdings, Inc., an Indiana corporation. “Performance Guarantor” means the Parent. “Performance Guaranty” means the Performance Guaranty, dated as of May 5, 2017, by the Performance Guarantor in favor of the Total Assignee, as administrative agent, as such agreement may be amended, supplemented or otherwise modified from time to time. “Person” means a natural individual, partnership, sole proprietorship, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, any Governmental Authority or any other entity of whatever nature. “Pool Receivable” means a Receivable in the Receivables Pool. “Purchase and Sale Agreement” means the Purchase and Sale Agreement, dated as of May 5, 2017, among the Servicer, the Originators and the Assignor Secured Party/Buyer, as such agreement may be amended, supplemented or otherwise modified from time to time. “Receivable” means any account receivable or other right to payment from a Person, whether constituting an account, chattel paper, payment intangible, instrument or a general intangible, in each case, arising from the sale of goods, provided or to be provided, or provision of services, rendered or to be rendered, by any Originator pursuant to a Contract, including the right to payment of any interest, finance charges, fees and other payment obligations of such Person with respect thereto; provided, however, that “Receivable” does not include any Excluded Receivable. “Receivables Pool” means at any time all then outstanding Receivables sold, purported to be sold or contributed to Assignor Secured Party/Buyer pursuant to the Purchase and Sale Agreement. Page 3 of 5 727992346 17534893 “Records” means all Contracts and other documents, instruments, books, records, purchase orders, agreements, reports and other information (including computer programs, tapes, disks, other information storage media, data processing software and related property and rights) prepared or maintained by any Hill-Rom Party with respect to, or that evidence or relate to, the Pool Receivables, the Obligors of such Pool Receivables, any Related Security or the origination, collection or servicing of any of the foregoing. “Related Assets” means (a) all rights to, but not any obligations under, all Related Security with respect to the Pool Receivables, (b) all Records (but excluding any obligations or liabilities under the Contracts), (c) all Collections in respect of, and other proceeds of, the Pool Receivables or any other Related Security, (d) all other rights or assets pledged, sold or otherwise transferred to Assignor Secured Party/Buyer under the Purchase and Sale Agreement, and (e) all products and proceeds of any of the foregoing. “Related Security” means, with respect to any Receivable: (a) all of Assignor Secured Party/Buyer’s and Debtor/Seller’s interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), the sale of which gave rise to such Receivable; (b) all instruments and chattel paper that may evidence such Receivable; (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto; (d) all of Assignor Secured Party/Buyer’s and Debtor/Seller’s rights, interests and claims under all insurance contracts and insurance payments with respect to, or otherwise allocable to, such Receivable or any property that generated such Receivable; (e) all of Assignor Secured Party/Buyer’s and Debtor/Seller’s rights, interests and claims under the related Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise; (f) all books and records of Assignor Secured Party/Buyer and Debtor/Seller to the extent related to any of the foregoing, including all Records related to the foregoing; and (g) all of Assignor Secured Party/Buyer’s rights, interests and claims under the Purchase and Sale Agreement and the other Transaction Documents. “Servicer” means the Person designated as Servicer under the Loan and Security Agreement and shall include and be deemed to be, as the context requires, a reference to any Person acting as a subservicer pursuant to the Purchase and Sale Agreement. “Subject Account” means the account specified in the Loan and Security Agreement and maintained at the Subject Account Bank in the name of Hill-Rom. “Subject Account Bank” means PNC Bank, National Association. “Subordinated Note” means each subordinated promissory note issued by an Originator to Assignor Secured Party/Buyer in connection with the Purchase and Sale Agreement. Page 4 of 5 727992346 17534893 “Transaction Documents” means the Loan and Security Agreement, the Purchase and Sale Agreement, the Lock-Box Agreements, the Fee Letter, each Subordinated Note, the Performance Guaranty and all other certificates, instruments, UCC financing statements, and agreements executed or delivered under or in connection with the Loan and Security Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Loan and Security Agreement. “UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction. Capitalized terms used herein but not defined have the meanings given to such terms in the Loan and Security Agreement. A purchase of, or security interest in, any collateral described in this financing statement by any entity other than Assignor Secured Party/Buyer or Total Assignee will violate the rights of Total Assignee. Page 5 of 5 727992346 17534893 UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER 1b. 2017 2986708 filed 05/05/2017 This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement 3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 5. PARTY INFORMATION CHANGE: Check one of these two boxes: This Change affects Debtor or Secured Party of record ANDCheck one of these three boxes to: CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ADD name: Complete item DELETE name: Give record name 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 6a. ORGANIZATION'S NAME The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent OR 6b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: 7a. ORGANIZATION'S NAME MUFG Bank, Ltd., as Administrative Agent OR 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 1221 Avenue of the Americas New York NY 10020 USA 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor 9a. ORGANIZATION'S NAME The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent OR 9b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA: File with DE-SOS #728118673 Debtor: Hill-Rom Finance Company, LLC #17534893-10 FILE FIRST International Association of Commercial Administrators (IACA) FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER 1b. 2017 2986708 filed 05/05/2017 This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement 3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law 5. PARTY INFORMATION CHANGE: Check one of these two boxes: This Change affects Debtor or Secured Party of record ANDCheck one of these three boxes to: CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ADD name: Complete item DELETE name: Give record name 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 6a. ORGANIZATION'S NAME Hill-Rom Finance Company, LLC OR 6b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: 7a. ORGANIZATION'S NAME Hill-Rom Finance Company, LLC OR 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 130 E. Randolph Street, Suite 1000 Chicago IL 60601 USA 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor 9a. ORGANIZATION'S NAME MUFG Bank, Ltd., as Administrative Agent OR 9b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA: File with DE-SOS #728118682 Debtor: Hill-Rom Finance Company, LLC #17534893-11 FILE SECOND International Association of Commercial Administrators (IACA) FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)